UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 8, 2018

Illumina, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35406	33-0804655
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

5200 Illumina Way, San Diego, California	92122
(Address of principal executive offices)	(Zip Code)

(858) 202-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
   ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 8, 2018, Illumina, Inc. (the "Company"), presented at the J.P. Morgan Healthcare Conference in San Francisco, California during which it discussed preliminary financial results for the quarter and year ended December 31, 2017. The presentation was webcast on the Company’s website, and it will remain available in the Investor Information section of the Company’s website until April 8, 2018. Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the presentation (the "Transcript") is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.

The information contained in this Item 2.02, including the related information set forth in the Transcript attached hereto and incorporated by reference herein, is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise.  The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1    Transcript of Illumina, Inc. presentation at the J.P. Morgan Healthcare Conference on January 8, 2018.
99.2    Reconciliation of non-GAAP financial guidance for fiscal year 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	January 10, 2018	By:	/s/ SAM A. SAMAD
Sam A. Samad
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Transcript of Illumina, Inc. presentation at the J.P. Morgan Healthcare Conference on January 8, 2018.
99.2	Reconciliation of non-GAAP financial guidance for fiscal year 2018.